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                                                                   EXHIBIT 10.9

                                APEX PC SOLUTIONS INC.

                               1995 EMPLOYEE STOCK PLAN
                            (As Adopted December 29, 1995)


    1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Outside Directors of the Company and its Parent and Subsidiaries, if any, and to promote the success of the Company's business. Options granted under this Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of this Plan.

         (b)  "BOARD" means the Board of Directors of the Company.

         (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of this Plan.

         (e)  "COMMON STOCK" means the Common Stock of the Company.

         (f) "COMPANY" means Apex PC Solutions, Inc., a Washington corporation.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE" means an Employee's absence of any interruption or termination of his or her employment relationship with the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

         (h) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company (or a Parent or Subsidiary) shall not be sufficient to constitute "employment" by the Company (or Parent or Subsidiary).


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         (i)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (j) "FAIR MARKET" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (k) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (l) "NONSTATUTORY STOCK" means an Option not intended to qualify as an Incentive Stock Option.

         (m)  "OPTION" means a stock option granted pursuant to this Plan.

         (n)  "OPTIONED STOCK" means the Common Stock subject to an Option.

         (o) "OPTIONEE" means an Employee or Outside Director who receives an Option.

         (p) "OUTSIDE DIRECTOR" means a director of the Company (or Parent or Subsidiary) who is not an Employee.

         (q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (r)  "PLAN" means this 1995 Employee Stock Plan.


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         (s)  "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (t) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 12 of this Plan, the maximum aggregate number of shares which may be optioned and sold under this Plan is 176,470 Shares of Common Stock. The Shares may be authorized, but unissued or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future grant under this Plan.

    4.   ADMINISTRATION OF THIS PLAN.

         (a)  PROCEDURE.

              (i) MULTIPLE ADMINISTRATIVE BODIES. If the Common Stock is not registered under Section 12 of the Exchange Act, or if permitted by Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3"), this Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

              (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. If the Common Stock is not registered under Section 12 of the Exchange Act, then the administration of this Plan with respect to directors and officers of the Company shall be pursuant to Section 4(a)(iii), below. Otherwise, with respect to grants of Options to Outside Directors and Employees who are also officers or directors of the Company, this Plan shall be administered by (A) the Board if the Board may administer this Plan in compliance with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer this Plan, which Committee shall be constituted in such a manner as to permit this Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

              (iii) ADMINISTRATION WITH RESPECT TO OTHER EMPLOYEES. With respect to grants of Options to Employees who are neither directors nor officers of the Company (or with respect to all Optionees, if the Common Stock is not registered under Section 12 of the


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Exchange Act), this Plan shall be administered by (A) the Board or (B) a
Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of applicable state corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by the Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of this Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(j) of this Plan;

              (ii) to select the officers, Outside Directors and Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

              (v)       to approve forms of agreement for use under this Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option granted hereunder (including, but not limited to, the exercise price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

              (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(f) instead of Common Stock;

              (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);


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              (ix)      to reduce the exercise price of any Option to the then
current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

              (x) To prescribe, amend and rescind rules and regulations relating to this Plan; and

              (xi) To make all other determinations deemed necessary or advisable for administering this Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5.   ELIGIBILITY.

         (a) GENERAL. Nonstatutory Stock Options may be granted to Employees and Outside Directors. Incentive Stock Options may be granted only to Employees. An Employee or Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

         (b) DESIGNATION. Each Option shall be designated in the written Option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

         (c) ORDER. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) AT-WILL EMPLOYMENT. This Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company (or Parent or Subsidiary), nor shall it interfere in any way with his or her right or the employer's right to terminate his or her employment relationship at any time, with or without cause.

    6. TERM OF PLAN. This Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of this Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of this Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option agreement; provided, however, that in the case of an Incentive Stock Option, the term


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shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement; and, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option agreement.

    8.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)   In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                   (B) granted to any Employee, the per Share exercise price shall be no less that 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided that if the Common Stock is registered under Section 12 of the Exchange Act, then in no event shall the per Share exercise price be less than ___% of the Fair Market Value per Share on the date of grant.

         (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares which (A) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market


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Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

    9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the option agreement.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(c) of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of this Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT OR OUTSIDE DIRECTOR RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or outside director relationship, such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date-of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.


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          (c) DISABILITY OF OPTIONEE.  In the event of termination of an
Optionee's Continuous Status as an Employee or outside director relationship as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or designation (as described in Section 10, below), but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent the Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10. NON-TRANSFERABILITY OF OPTION. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by win or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, during his or her lifetime an Optionee may designate a person to exercise the Option after the Optionee's death, which designation shall be formalized in a written notice to the Administrator. This designation may be changed from time to time by the Optionee by giving written notice to the Administrator revoking any earlier designation and making a new designation.

    11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this section. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").


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         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Administrator;

         (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    12.  ADJUSTMENTS.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised,


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the Option will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in which the stockholders of the Company (as constituted immediately prior to the transaction own less than 50% of the voting securities of the surviving, continuing or purchasing entity (or Parent, if any) immediately following the transaction, each outstanding Option shall become fully vested and exercisable immediately prior to the consummation of such transaction. In such case, the Company shall notify the Optionee as soon as practicable that the Option shall become fully vested and exercisable immediately prior to the consummation of the transaction and the procedure for exercising the Option. Any Option not exercised immediately prior to the consummation of the transaction shall terminate.

    13. DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    14.  AMENDMENT AND TERMINATION OF THIS PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue this Plan.

         (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such degree as is required by the applicable law, rule or regulation.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, suspension or termination of this Plan shall impair the rights of any Optionee, unless mutually agreed between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    15.  CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares


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pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be vested, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    16.  LIABILITY OF COMPANY.

         (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under this Plan without additional shareholder approval, such Option shall be void with respect to such excess Option Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of this Plan.

    17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    18. SHAREHOLDER APPROVAL. Continuance of this Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.


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